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                                                               EXHIBIT 10.17

                                  Amendment to
                           PRODUCT PURCHASE AGREEMENT

               MADE this 1st day of JANUARY 1997, by and between:
    SEEC, INC. a Pennsylvania corporation having offices in Pittsburgh, PA,
                             ("SEEC" hereinafter);
                                      AND
     ERA SOFTWARE SYSTEMS PRIVATE LIMITED, a corporation existing under the laws of the Republic of India ("ERA" hereinafter):

                                  WITNESSETH:

WHEREAS, the parties wish to amend the PRODUCT PURCHASE AGREEMENT ("Agreement") of March 31, 1996;

                                 NOW THEREFORE:

For and in consideration of the mutual covenants contained in that Agreement, and intending to be legally bound hereby, the parties hereto do further covenant and agree as follows:

I. That Article IX, sections 5(a), 6 and 7 of the Agreement concerning "R&D Fees to ERA", "Minimum R & D Fees" and "Maintenance Fees to ERA", respectively, are considered null and void as of the close of business December 31, 1996.

II. That Article IX, Section 5(b) of the Agreement concerning payments by SEEC to ICICI on ERA's behalf remains in full force and effect.

III. That effective January 1, 1997, SEEC will contract for specific R&D projects to be performed by ERA, including those projects listed in Exhibit A to this Amendment, at the rates specified in Exhibit A, with other R&D projects to be determined from time to time by mutual agreement of the parties. The rates for all such R&D projects will be reviewed periodically and, if determined necessary and equitable; adjusted by mutual agreement of the parties.

IV. That all other Articles, sections and provisions of the Agreement shall remain in full force and effect.


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IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, as of the date first above written.

ATTEST:                                          SEEC, INC.

-----------------------(SEAL)                   By /s/ K. Ravindra
 Secretary or Treasurer                            -------------------------
                                                           President

ATTEST:                                     ERA SOFTWARE SYSTEMS PRIVATE LTD.

-------------------------                       By /s/ Kishore B.V. Buddhiraju
   Secretary or Treasurer                          ----------------------------
                                                           President